SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                        -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date  of  Report  (Date  of  earliest event reported):
                                October 16, 2000

                           BANK OF AMERICA CORPORATION
               (Exact name of registrant as specified in its charter)

                                    Delaware
             (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
                (Registrant's telephone number, including area code)


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         ITEM 5.  OTHER EVENTS.

         Release of Third Quarter Earnings. On October 16, 2000, Bank of America Corporation, the registrant (the "Registrant"), announced financial results for the third quarter of fiscal 2000, reporting operating earnings of $2.18 billion and diluted operating earnings per common share of $1.31. Net income for the third quarter of fiscal 2000 was $1.83 billion and diluted net income per common share was $1.10. A copy of the press release announcing the results of the Registrant's fiscal quarter ended September 30, 2000 is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated October 16, 2000 with respect to the Registrant's financial results for the fiscal quarter ended September 30, 2000.

                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANK OF AMERICA CORPORATION

                                               By: /s/ Marc D. Oken
                                               ---------------------------------
                                               Marc D. Oken
                                               Executive Vice President and
                                                  Principal Financial Executive

Dated:  October 20, 2000

                                  EXHIBIT INDEX

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated October 16, 2000 with respect to the Registrant's financial results for the fiscal quarter ended September 30, 2000.